UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2016
Date of Report (Date of earliest event reported)
_____________________________

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
_____________________________

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On December 14, 2016, upon the approval of the Board of Directors (the “Board”) of PICO Holdings, Inc. (the “Company”) and the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), the Company entered into an Employment Agreement with Maxim C.W. Webb, the Company’s President and Chief Executive Officer (the “Webb Agreement”) and the Company entered into an Employment Agreement with John T. Perri, the Company’s Chief Financial Officer and Secretary (together with the Webb Agreement, the “Employment Agreements”), each of which will become effective on January 1, 2017. The Employment Agreements supersede the Amended and Restated Severance Agreements, dated as of March 11, 2016, entered into by and between Messrs. Webb and Perri and the Company, respectively.

Pursuant to the terms of the Employment Agreements, Mr. Webb will earn an annual base salary of $496,000 and Mr. Perri will earn an annual base salary of $440,000, and each of Messrs. Webb and Perri will be entitled to health insurance, welfare, retirement and other similar benefits that the Company generally provides to its other senior management employees; provided, that neither Mr. Webb nor Mr. Perri will be permitted to accrue any further amounts for paid vacation or personal time off during the term of the Employment Agreements, as applicable.

While Messrs. Webb and Perri will be employed on an at-will basis, the Employment Agreements provide that in the event that Mr. Webb’s or Mr. Perri’s employment with the Company is terminated by the Company without cause or Mr. Webb or Mr. Perri resigns for good reason, the Company will provide to such terminated individual, contingent upon a general release of claims against the Company, (i) a lump-sum payment equal to such individual’s then-current base salary for a period equal to 24 months, (ii) a bonus, if any, pursuant to the Bonus Plan (as defined below), in an amount determined by the Compensation Committee pursuant to the terms of the Bonus Plan and as described more fully below, (iii) payment of the cost of COBRA coverage for such individual and his dependents through the earlier of a period of one year or the date such individual becomes eligible for health coverage from another employer, and (iv) full acceleration of the vesting of all outstanding equity awards held by such individual.

The base salaries and employee benefits provided to Messrs. Webb and Perri pursuant to the Employment Agreements are the same that existed prior to their promotions to President and Chief Executive Officer and Chief Financial Officer and Secretary, respectively, in October 2016.

The foregoing description of the Employment Agreements is qualified in its entirety by the terms set forth in the Employment Agreements attached hereto as Exhibit 99.1 and Exhibit 99.2.

Executive Bonus Plan

On December 14, 2016, upon the recommendation of the Compensation Committee, the Board adopted a new Executive Bonus Plan (the “Bonus Plan”) to provide for the payment of bonuses to Mr. Webb and Mr. Perri and other employees of the Company designated by the Compensation Committee, based on the recommendation of the Chief Executive Officer of the Company (all such individuals, the “Plan Participants”). The Bonus Plan, which has a term of five years from January 1, 2016 through December 31, 2020, replaces and supersedes any bonus plans or programs previously maintained by the Company with respect to such individuals.

Pursuant to the terms of the Bonus Plan, a pool of funds will be created for distribution on a yearly basis (the “Bonus Pool”). The first step in calculating the Bonus Pool is to calculate the total net gain for all assets sold (or otherwise disposed of) by the Company, and all assets distributed directly to the Company’s shareholders, during the year, other than the Company’s ownership interest in UCP, Inc. (the “Total Net Gain”).

For assets sold (or otherwise disposed of) entirely for cash by the Company, the Total Net Gain will be determined by deducting the following from the amount of cash for which all such assets were sold (or otherwise disposed of): (a) the gross invested capital for each such asset, defined as the book value of such asset as of the date of the sale (or other disposition) of such asset, as determined in accordance with U.S. generally accepted accounting principles (“GAAP”) and reflected in the Company’s financial records as of such date, plus any impairment or depreciation charges taken by the Company with respect to such asset on or prior to such date; (b) any bonus paid or payable to the Company’s management for the sale (or other disposition) of each such asset, other than any bonus under the Bonus Plan; and (c) administrative expenses specified in the Bonus Plan. For assets sold (or otherwise disposed of) entirely or partially for non-cash consideration by the Company, the calculation of Total Net Gain with respect to the non-cash consideration will instead be made in the year in which the non-cash consideration is ultimately sold (or otherwise disposed of) for cash by the Company. For assets distributed directly to the Company’s shareholders, other than an asset resulting from a previous sale (or other disposal) of an asset for non-cash consideration as described in the preceding sentence, the Total Net Gain will be determined by deducting items (a) through (c) above from the value of such assets upon such distribution, as determined in accordance with GAAP.

The second step in calculating the Bonus Pool is to multiply the Total Net Gain by the “Adjustment Factor.” For assets sold (or otherwise disposed of) by the Company, the Adjustment Factor is a fraction, the numerator of which is the total amount of cash distributed (or committed to be distributed) to the Company’s shareholders with respect to all such assets sold (or otherwise disposed of) during the year, and the denominator of which is the total amount of cash received (after payment of all selling costs, including bankers’ fees and commissions) for which all such assets were sold (or otherwise disposed of) during the year; and for assets distributed directly to the Company’s shareholders, the Adjustment Factor is 100%. The amount that results from multiplying the Total Net Gain by the Adjustment Factor is the “Adjusted Net Gain.”

The final step in calculating the Bonus Pool is to multiply the Adjusted Net Gain by 8.75%, which results in the actual Bonus Pool. The Bonus Pool will be allocated 55% to Mr. Webb, 32.5% to Mr. Perri and 12.5% among any other employees of the Company who are designated by the Compensation Committee, in amounts designated by the Compensation Committee, in each case based on the recommendation of the Company’s Chief Executive Officer; provided, however, that if there is no such designation with respect to any portion of such 12.5% of the Bonus Pool with respect to an applicable year, such portion will not be allocated to any individual and such corresponding amounts will be retained by the Company. Each Plan Participant will be entitled to his or her allocated portion of the Bonus Pool for the year if he or she is employed by the Company on the last day of the year. Any bonus paid pursuant to the Bonus Plan will be paid 70% in the form of cash and 30% in the form of a restricted stock unit (“RSU”) award, except that if a Plan Participant incurs a separation from service prior to the date that such RSU awards are scheduled to be granted, such bonus will be paid entirely in the form of cash. Such RSU awards shall be granted pursuant to the terms of the Company’s 2014 Equity Incentive Plan (the “2014 EIP”), will be fully vested on the date of grant, and the number of RSUs subject to such award will be equal to (x) the dollar value of 30% of the total amount of such bonus, divided by (y) the average of the daily volume weighted average prices (the “VWAP”) of the Company’s common stock for all of the trading days during the 30 calendar day period ending on (and including) the last trading day immediately prior to the grant date of such award, rounded down to the nearest whole share. The issuance of any shares pursuant to such RSU awards will occur on the earlier of (i) the third anniversary of the date of grant of such RSU award, (ii) a Plan Participant’s separation from service or (iii) a change of control.

In the event that any Plan Participant’s employment with the Company is terminated in certain circumstances as provided in a written agreement between the Company and such Plan Participant, as applicable, such terminated individual will be entitled to payment of an amount under the Bonus Plan for a portion of the year in which such termination occurs. In order to calculate such amount, the Compensation Committee will first determine the Total Net Gain for all assets sold (or otherwise disposed of) by the Company, and all assets distributed directly to the Company’s shareholders, during the portion of the year prior to such individual’s termination (which Total Net Gain will be determined in the same manner as described above; provided, however, that the amount of administrative expenses for such portion of the year will be prorated based on the Compensation Committee’s estimate of the total amount of administrative expenses for such year) (such amount, the “Pro Rata Net Gain”). Second, the Pro Rata Net Gain is multiplied by an adjustment factor: for assets sold (or otherwise disposed of) during such portion of the year, this is a fraction, the numerator of which is the amount of cash distributed (or committed to be distributed) to the Company’s shareholders in connection with the Company’s sale (or other disposition) of assets during such portion of the year, and the denominator of which is the total amount of cash received for which all assets were sold (or otherwise disposed of) during such portion of the year; and for assets distributed directly to the Company’s shareholders, this is 100%. The resulting amount is multiplied by 8.75% to arrive at the “Termination Bonus Pool.” In the event that any Plan Participant is entitled to payment of an amount under the Bonus Plan for the portion of the year in which such individual’s termination occurs, such amount will be paid in the form of cash and will be equal to a percentage of the Termination Bonus Pool corresponding to such individual’s allocated percentage of the Bonus Pool.

The foregoing description of the Bonus Plan is qualified in its entirety by the terms set forth in the Bonus Plan attached hereto as Exhibit 99.3.

Item 8.01	Other Events.

Nonemployee Director Compensation Policy

On December 14, 2016, upon the recommendation of the Compensation Committee, the Board adopted a new Nonemployee Director Compensation Policy (the “Director Policy”), which will become effective on January 1, 2017, and which replaces and supersedes any and all compensation policies or programs previously established or maintained by the Company with respect to the Company’s nonemployee directors.

Pursuant to the terms of the Director Policy, each nonemployee member of the Board will be entitled to receive an annual retainer (the “Annual Retainer”), in the amounts described below, which shall be payable through either cash or RSU awards at each such director’s election.

Type of Annual Retainer		Dollar Value Per Calendar Year If Paid Fully in Cash (“Cash Dollar Value”)	Dollar Value Per Calendar Year If Paid Fully in RSUs (“RSU Dollar Value”)
Board	Chair	$30,000	$37,500
	Lead Independent Director	$20,000	$25,000
	Member	$50,000	$62,500
Audit Committee	Chair	$20,000	$25,000
Compensation Committee	Chair	$15,000	$18,750
Corporate Governance and Nominating Committee	Chair	$10,000	$12,500

If a director receives any portion of an Annual Retainer in the form of cash, the dollar value of such portion will be equal to (a) the applicable Cash Dollar Value (as set forth in the table above), multiplied by (b) the percentage elected by such director. If a director makes an election to receive any portion of an Annual Retainer in the form of an RSU award, the dollar value of such portion will be equal to (x) the applicable RSU Dollar Value (as set forth in the table above), multiplied by (y) the percentage elected by such director.

If a director receives any portion of an Annual Retainer in the form of an RSU award, such RSU award shall be granted under the 2014 EIP on the first trading day in January of the applicable calendar year of service and, subject to acceleration upon a change of control, will vest in substantially equal quarterly installments on the grant date of such award and on April 1, July 1 and October 1 of the calendar year in which such award is granted, subject to the director’s continued service. The number of RSUs subject to such award will be equal to (x) the dollar value of such portion divided by (y) the average of the daily VWAP of the Company’s common stock for all of the trading days during the 30 calendar day period ending on (and including) the last trading day immediately prior to the grant date of such award, rounded down to the nearest whole share. The issuance of any vested shares pursuant to such RSU awards will occur on the date of such director’s separation from service.

Eric Speron, one of the Company’s nonemployee directors, will continue to not be directly compensated for his service on the Board, and will direct that his entire Annual Retainer for service on the Board be paid in the form of cash to the Highland Total Return Fund, which Mr. Speron currently manages.

In addition, pursuant to the terms of the Director Policy, each nonemployee member of the Board will be entitled to receive an RSU award for each calendar year of service as a member of the Board (an “Annual Award”). The number of RSUs subject to each Annual Award will be equal to (i) $75,000, divided by (ii) the average of the daily VWAP of the Company’s common stock for all of the trading days during the 30 calendar day period ending on (and including) the last trading day immediately prior to the grant date of such Annual Award, rounded down to the nearest whole share. Each Annual Award will be granted under the 2014 EIP, will be granted on the first trading day in January of the applicable calendar year of service and, subject to acceleration upon a change of control, will vest in substantially equal quarterly installments on the grant date of such Annual Award and on April 1, July 1 and October 1 of the calendar year in which such Annual Award is granted, subject to the director’s continued service. The issuance of any vested shares pursuant to such RSU awards will occur on the date of such director’s separation from service.

The foregoing description of the Director Policy is qualified in its entirety by the terms set forth in the Director Policy, which will be filed by the Company as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2016.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
99.1	Employment Agreement, dated December 14, 2016, by and between PICO Holdings, Inc. and Maxim C.W. Webb.
99.2	Employment Agreement, dated December 14, 2016, by and between PICO Holdings, Inc. and John T. Perri.
99.3	PICO Holdings, Inc. Executive Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2016

PICO HOLDINGS, INC.

By:	/s/ John T. Perri
Name:	John T. Perri
Title:	Chief Financial Officer